Clearwater Paper Corporation March 2013 Exhibit 99.1

Forward-Looking Statements
This presentation contains, in addition to historical information, certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of
1995, including statements regarding our strategies to grow our business, optimize profitability and build a high performance culture, North American tissue and paperboard market demand, expected tissue capacity increases, production and shipments from our new tissue machine and converting lines in Shelby, North Carolina, expected future savings from cost synergies relating to our Cellu Tissue acquisition, the aggregate dollar value of shares authorized to be repurchased pursuant to the stock repurchase program, uses and sufficiency of the company's cash, the company's future generation of discretionary free cash flow, the execution period for the stock repurchase program, shareholder returns, and the expected amount and timing of the additional return of capital to shareholders, efficiency projects and reductions to our cost structure, future growth and market opportunities, including in the Midwestern and Eastern U.S. regions and non-grocery channels, market segment dynamics, internal pulp production and requirements, customer purchases of private label tissue, production capacity of operating divisions and the expected benefit thereof, our capital allocation objectives, our EBITDA margins, our planned expansion into other product types, our financial priorities, including plans to de-lever through EBITDA expansion and revenue growth, our estimated Adjusted EBITDA run-rate, our implied enterprise value, equity value and share price, sales volumes, production, product volumes shipped, pricing for our products, pulpcosts, wood fiber costs and supply, chemical costs, transportation costs, energy costs, including natural gas, costs and timing of major maintenance and repairs, and our financial condition and results of operations.  Words such as “anticipate,” “expect,” “intend,” “will,” “plan,”  “goals,”
“objectives,” “target,” “project,” “believe,” “schedule,” “estimate,” “may,” and similar expressions are intended to identify such forward-looking statements. These forward-
looking statements are based on management’s current expectations, estimates, assumptions and projections that are subject to change. Our actual results of operations may differ materially from those expressed or implied by the forward-looking statements contained in this presentation. Important factors that could cause or contribute to such differences include the risk factors described in Item 1A of Part I of our Form 10-K for the year ended December 31, 2012, as well as the following:
• difficulties with the optimization and realization of the benefits expected from our new through-air-dried paper machine and converting lines in Shelby, North
Carolina;
• increased dependence on wood pulp;
• changes in the cost and availability of wood fiber and wood pulp;
• changes in costs for and availability of packaging supplies, chemicals, energy and maintenance and repairs;
• changes in transportation costs and disruptions in transportation services;
• competitive pricing pressures for our products, including as a result of increased capacity as additional manufacturing facilities are operated by our competitors;
• changes in customer product preferences and competitors' product offerings;
• manufacturing or operating disruptions, including equipment malfunction and damage to our manufacturing facilities;
• changes in the U.S. and international economies and in general economic conditions in the regions and industries in which we operate;
• cyclical industry conditions;
• reliance on a limited number of third-party suppliers for raw materials;
• labor disruptions
• our ability to generate cash;
• fluctuations and volatility in the company's stock price; and
• inability to successfully implement our expansion strategies.
Forward-looking statements contained in this presentation present management’s views only as of the date of this presentation. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events or otherwise.

I. Overview of Clearwater Paper

II. Clearwater Paper's Strategic Plan

III. Clearwater Paper's Value Proposition

IV. Clearwater Paper's Outlook

CLEARWATER PAPER

Agenda 2

3 Overview of Clearwater Paper

• We are a company formed in late 2008 with more than
60 years of operating history
• Operate two business segments of similar size
– Pulp and Paperboard: 39% of 2012 net sales
– Consumer Products: 61% of 2012 net sales
• Financial overview
–
2012 Net Sales: $1.9 billion
–
2012 Adjusted EBITDA¹: $227.8 million
–
2008 to 2012 Adjusted EBITDA¹
CAGR: 32%
•
Approximately 3,860 employees
Introduction to Clearwater Paper
Note: As of 31-Dec-2012
¹ See Appendix for the definition of Adjusted EBITDA as well as the reconciliation to the most comparable GAAP measure.

Softly
Great Value
Paper Towels
Thirsty
Elegant Dinner Napkins
40

Drug
Dollar
12%
Mass +
Supercenter
14%
Grocery
72%

CLEARWATER PAPER

Overview of Consumer Tissue Division

Clearwater Paper is one of the largest North American manufacturers of private label tissue, focused on high value tissue products across all categories, retail channels and geographies
Key Products Overview of Facilities
2012 U.S. Tissue Industry Retail Channel Mix² 2012 Clearwater Paper Retail Channel Mix²
Clearwater Paper Tissue
Converting
Clearwater Paper Tissue
Parent Roll
Tissue Production¹: 585,000 tons
Tissue Conversion¹: 477,000 tons
Source:  Company estimates, IRI Infoscan
¹ Represents 2012 production and conversion volumes including machine-glazed.
² Retail channel share by dollar amount sold.
Grocery
37%
Mass +
Supercenter
27%
Club
21%
Drug
7%
Dollar
4%
All Other
4%

100
104
107
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137
139
142
143
269
273
276
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282
285
288
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298
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304
307
310
313
316
319
322
326
329
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012E
2013E
2014E
2015E
2016E
U.S Tissue Demand (Indexed)
U.S. Population (mm)

CLEARWATER PAPER

Clearwater Paper is Well Positioned to Capitalize on Favorable
Tissue Market Dynamics
Stable Growth - The tissue market has grown an average of 2% annually since 1996, consistent with population growth
Source:  U.S. Tissue demand per RISI, U.S. Population per U.S. Census
Note: Projected U.S. Tissue Demand based on North American tissue demand estimates.

2012 U.S. Retail Tissue Industry Product Mix

Facial Tissue 7%
Napkins, 5%
Paper Towels 31%
Bath Tissue 57%

Private Label Market Share of Total U.S. Grocery

15.4%
22.7%
18.0%
36.7%
26.1%
28.4%
42.7%
53.3%
Bath Tissue
Paper Towels
Facial Tissue
Napkins
2003
2012

CLEARWATER PAPER

Private Label Continues to Capture Market Share in Tissue
Clearwater Paper ranks as one of the largest North American private label tissue manufacturers
Source:  SymphonyIRI InfoScan, 52 Weeks Ending Feb 3, 2013.
Based on volume of equalized cases.

Clearwater
26%
Branded
67%
Other PL
7%
Clearwater
10%
Other PL
15%
Branded
75%
Clearwater
7%
Other PL
18%
Branded
75%

Significant Opportunity Still Exists for Clearwater Paper To Expand
Across the U.S. Private Label Market
• Clearwater Paper led the development of private label tissue in the Western U.S.
• The Company is focused on growing the private label category and market share in the
Eastern U.S.
• If Clearwater could replicate its West model across the U.S.:
–26% share in Midwest would be an incremental 28 million cases
–26% share in East would be an incremental 44 million cases
2012 Multi-Outlet1
West Midwest East Total
Equalized Case Volumes (mm) 84 178 230 493
% of U.S. Population
23% 34% 43% 100%
% Private Label (PL)
33% 25% 25% 26%
% Clearwater Paper of PL 81% 40% 28% 38%
Source:  SymphonyIRI InfoScan, 52 Weeks Ending Feb 3, 2013.
1 Multi-Outlet includes Grocery, Drug, Mass, Dollar and Military.
Based on volume of equalized cases.

9,305
9,749
240
70
0
10,059
9,642
2012 Tissue Demand
2012 Tissue Capacity
Projected New Capacity
Projected Rebuild Capacity
Projected Shutdown Capacity
Projected 2014 Tissue Capacity
Projected 2014 Tissue Demand

CLEARWATER PAPER

North American Market Demand Expected to Absorb Projected
Capacity Increases

Source: RISI and company estimates
Note: Projected capacity changes represents both virgin and recycled tissue capacity changes.
Please see Appendix for breakdown of specific projects reflected in the capacity changes.
(in thousands of short tons)
2012 Demand to Capacity
Ratio of 95%
2014E Demand to Capacity
Ratio of 96%
Healthy market dynamics remain intact

Goats Milk
Titleist
Energizer
Trish McEvoy

Coated Bristols 8%
All Other 4%
Plate, Dish and Tray 11%
Folding 37%
Cup 16%
Liquid Packaging 23%

Weyerhaeuser 5%
Tembec Paperboard 3%
Rock-Tenn 7%
International Paper 24%
Clearwater Paper 12%
Evergreen Packaging 13%
Georgia Pacific 13%
MeadWestvaco 23%

CLEARWATER PAPER

Overview of Pulp and Paperboard Division

Clearwater Paper ranks as one of the top five largest paperboard manufacturers in North America
Key Products Overview of Facilities
2012E North American Bleached
Paperboard Production by Product Type²
2012E North American Bleached Paperboard
Production by Market Share
Pulp Production¹: 842,000 tons
Paperboard Production¹: 771,000 tons
Clearwater Paper Pulp
Clearwater Paper SBS
Source:  Company estimates, RISI
¹ Represents 2012 production volumes.
² Represents ~6.0 million tons.

99
105
103
108
102
100
100
101
106
108
108
109
108
97
101
98
100
103
105
105
103
3.7%
4.5%
4.4%
4.8%
4.1%
1.1%
1.8%
2.5%
3.6%
3.1%
2.7%
2.1%
0.4%
(2.6%)
2.8%
1.7%
2.0%
1.8%
2.5%
2.7%
2.9%
$ 760
$ 810
$ 740
$ 713
$ 773
$ 728
$ 727
$ 713
$ 772
$ 851
$ 961
$ 1,031
$ 1,082
$ 1,150
$ 1,115
$ 1,127
$ 1,185
$ 1,209
$ 1,159
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012E
2013E
2014E
2015E
2016E
U.S. Bleached Paperboard Demand (Indexed)¹
U.S. Bleached Paperboard Price ($/short ton)²
U.S. GDP % Change

CLEARWATER PAPER

Paperboard Demand Remains Stable and Pricing Outlook is
Favorable in the U.S.
Source:  RISI, Projected GDP growth estimates represent Bloomberg median estimates as of Feb-2013
¹ Based on tons produced. Projections based on North American Packaging papers and board demand estimates per RISI.
² Average price per short ton of 16 pt. SBS folding carton C1S. Price estimates per RISI.
Bleached paperboard prices are expected to remain at attractive levels through 2016

12 Clearwater Paper’s Strategic Plan

Optimize Profitability of Paperboard Business

CLEARWATER PAPER

• Lead private label quality
• Expand geographically
• Expand retail channel penetration
Our Macro Strategy to Create Shareholder Value
Grow our Tissue
Business
• Improve sales mix
• Reduce costs
• Continue to improve quality

D	***DEVELOP*** Engage and protect our people
R	***REALIZE*** Grow and enhance financial performance
I	***IMPROVE*** Promote efficient processes
V	***VALUE*** Deepen relationships with our customers
E	***ENSURE*** Sustain the future for our company, industry and communities

CLEARWATER PAPER

14 Our 3 Year Strategy

$ 196
$ 50 - 60
$ 35 - 40
$ 19+
$ 300+
$ 225
EBITDA less CAPEX 3
$ 58
EBITDA less CAPEX2
2011 Adjusted EBITDA1
Shelby
Cellu Tissue Synergies
Cost Optimization
2014E Adjusted EBITDA1 Run Rate

CLEARWATER PAPER

Key Initiatives Expected to Significantly Improve Earnings Power

($ in millions)
Shelby
Ramp-up
• Expected
benefit from
full ramp-up of
TAD paper
machine, 5
converting
lines and LV
PM Upgrades
Realization of Full
Cellu Tissue
Synergies
• Incremental
savings
expected from
Cellu Tissue
acquisition
Cost
Savings
Programs
• Expected benefit
from  lean
manufacturing
and cost
optimization
initiatives
Note: Assumes no change in prices or input costs from 2011.
¹ See Appendix for the definition of Adjusted EBITDA as well as the reconciliation to the most comparable GAAP measure.
2 Defined as Adjusted EBITDA less Capex of $138 million.
3 Defined as Adjusted EBITDA less expected Capex of $75 million.

16 Clearwater Paper’s Value Proposition

Clearwater Paper Leads its Peer Groups in Value Creation…

Source: Bloomberg as of 22-Feb-2013
1 Small cap tissue peers include Cascades, Orchids, and Wausau.
² Paperboard peers include International Paper, Graphic Packaging, Kapstone, MeadWestvaco, RockTenn, Packaging Corp, and Sonoco.
³ Large cap consumer product peers include Kimberly-Clark and Procter & Gamble.
Note. Total Shareholder Return includes dividend reinvestment and stock price performance.
365%+ Total Return Since Spin-off
Spin Date
(20)%
40%
100%
160%
220%
280%
340%
400%
460%
520%
Dec-2008 Aug-2009 May-2010 Jan-2011 Oct -2011 Jun-2012 Feb-2013
Clearwater Paper Small Cap Tissue¹ Paperboard² Large Cap Consumer³ S&P 500
369.5%
343.5%
103.4%
91.4%
81.7%

2008 - 2012 CAGR = 32%
$ 75
$ 174
$ 167
$ 196
$ 228
2008
2009
2010
2011
2012

CLEARWATER PAPER

…Through a Proven Track Record of EBITDA Growth

($ in millions)
Source: RISI
1 See Appendix for the definition of Adjusted EBITDA as well as the reconciliation to the most comparable GAAP measure.
² Does not include amounts related to the Alternative Fuel Mixture Tax Credit, or AFMTC.
Adjusted EBITDA
1,2
• We participate in the premier segments of the paper market: Bleached
Paperboard and Tissue
• Strong integration across business groups creates synergistic value

…And Successful Execution on Its Previously Stated Goals

Stated Goal Timeframe Current Status
Complete New Paper Machine and
Corresponding Converting Lines at
Shelby, NC Facilities
2010 – 2013
Shelby TAD machine was on budget with startup in Q4 2012  with expected full capacity run rate by end of 2013
Operating 4 new converting lines at Shelby
5 line expected in 2013
Successfully Integrate Cellu Tissue
Acquisition
2010 – 2013
Increased anticipated Cellu Tissue run-rate synergies from $15-
20 million per annum to $35-40 million per annum by end of 2012
Achieved $30 million in synergies in 2012, up from initial estimate of $20 million
Expand the Geographic and Channel
Reach of Clearwater Paper
2010 –
Ongoing
Cellu Tissue acquisition and Shelby, NC Facilities give Clearwater
Paper a national footprint with expansion in the Eastern U.S.
Increase penetration in grocery, drug, club and mass retail
markets in the Eastern U.S.
Expansion into away-from-home, parent roll sales, and machine glazed sales product types
Optimize the Paperboard Business Ongoing
Enhanced access to fiber supply with Lewiston chipping facility acquisition
Sold Lewiston sawmill
Installed chip screening at Lewiston pulp mill
Maintain a Prudent Capital Structure Ongoing
Conservative capital structure with target leverage through the cycle of 2.5x and ample liquidity
Clearwater Paper continues to de-lever through EBITDA
expansion
th

1 - Year Forward EBITDA Multiple

CLEARWATER PAPER

…Which Has Led to Multiple Expansion Since the Spin

Source: Bloomberg, Capital IQ, market data as of 22-Feb-2013
1 Small cap tissue peers include Cascades, Orchids, and Wausau.
² Paperboard peers include International Paper, Graphic Packaging, Kapstone, MeadWestvaco, RockTenn, Packaging Corp and Sonoco.
³ Large cap consumer product peers include Kimberly-Clark and Procter & Gamble.
Spin Date
6.5x
6.1x
7.1x
11.1x
0x
2x
4x
6x
8x
10x
12x
Dec-2008 Jul-2009 Jan -2010 Aug-2010 Feb-2011 Sep-2011 Mar -2012 Oct-2012
Clearwater Paper Small Cap Tissue¹ Paperboard² Large Cap Consumer Products³
Strong upward trend in multiple over time

…And Multiple Growth Rate Higher than Industry

Source: Bloomberg, Capital IQ, market data as of 22-Feb-2013
Note: Represents current 1-year forward EBITDA multiple divided by forward 1-year EBITDA at 15-Jan-2009 less 100% (first reported IBES EBITDA estimate per Capital IQ).
1 Small cap tissue peers include Cascades, Orchids, and Wausau.
² Paperboard peers include International Paper, Graphic Packaging, Kapstone, MeadWestvaco, RockTenn, Packaging Corp and Sonoco.
³ Large cap consumer product peers include Kimberly-Clark and Procter & Gamble.
Change in 1-Year Forward EBITDA Multiple Since Clearwater Spin
109.3%
1.4%
42.2%
23.9%
Clearwater Paper Small Cap Tissue¹ Paperboard² Large Cap Consumer Products ³

• Attractive, growing and stable tissue market with increasing adoption of private label products driving overall market growth
• Strong competitive position in stable bleached paperboard market
• Strategic capital investments, lean optimization initiatives and ongoing integration synergies driving revenue growth and margin expansion
• Track record of robust adjusted EBITDA growth with a 32% CAGR over 2008-
2012 poised to generate strong free cash flow
• $100 million share buyback authorization in place with plans to complete by year end 2013 with commitment to return 50% of discretionary free cash flow to shareholders in 2014 and 2015

¹
Based on 2008 -2012 adjusted EBITDA.
The Value Proposition for Clearwater Paper Shareholders
1

23 Clearwater Paper’s Outlook

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CLEARWATER PAPER

First Quarter 2013 Outlook (Compared to Q4-2012)¹

Consumer Products Pulp and Paperboard
Total
Company
Production volumes
Expecting Shelby paper
machine production of ~12k
tons
Stable
Shipment volumes
Approximately 134,000 tons;
up ~3,000 tons due to higher
retail and parent roll
shipments
Down ~14k tons due to
implementing consignment
program with a major
customer
Price/Mix Stable Stable
Pulp/Wood/Fiber
costs²
Expecting pulp costs up
slightly along with higher
purchased paper of ~4-5k
tons
Improving Idaho fiber supply
Chemical costs²
Stable Stable
Transportation costs²
Expecting higher internal
transportation costs
Stable
Energy costs²
Consumption higher due to
Shelby TAD paper machine
Stable
Maintenance & repairs Stable
Scheduled Arkansas outage
~$3 million
Operating Margins
1 to 3 points of downward
pressure due to higher pulp,
transportation and energy
Stable
1
This information is based upon management’s current expectations and estimates, which are in part based on market and industry data. Many factors are outside the control of management, including particularly input costs for commodity products, and actual results may differ materially from the information set forth above.  See “Forward-Looking
Statements” on page 1.
2
Based on production costs

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CLEARWATER PAPER

2013 Outlook (Compared to 2012)¹

Consumer Products Pulp and Paperboard
Production volumes
Expecting Shelby paper  machine
production of ~55k tons
70k ton run rate by year end
Stable
Shipment volumes
Expecting  shipments to be ~4.6
million cases (25k tons) higher
due mainly to higher TAD retail
Stable
Price/Mix
Higher % of TAD expected to
improve net sales avg.
Stable
Pulp/Wood/Fiber
costs²
Expecting pulp cost increase
partially offset by higher internal
pulp consumption
Improving Idaho fiber supply
Chemical costs²
Stable Stable
Transportation costs²
Improved internal transportation
as regional balance improves
Stable
Energy costs²
Higher natural gas unit cost and
Shelby paper machine usage
Higher natural gas unit cost
Maintenance & repairs
Stable
Q1–Scheduled Arkansas outage
~$3 MM
Q3–Scheduled Idaho outage
~$11 MM
1
This information is based upon management’s current expectations and estimates, which are in part based  on market and industry data.  Many factors are outside the control of management, including particularly input costs for commodity products, and actual results may differ materially from the information set forth above.  See “Forward-Looking
Statements” on page 1.
2
Based on production costs

26 Appendix

Reconciliation of GAAP to Non-GAAP:
Clearwater Paper EBITDA and Adjusted EBITDA
1 See last page of this Appendix for definitions of EBITDA and Adjusted EBITDA.
($ in millions)
2008 2009 2010 2011 2012
Net Earnings $9.7 $182.5 $73.8 $39.7 $64.1
Income Tax Provision 5.6 93.2 2.4 31.2 47.5
Interest Expense 13.1 15.5 22.6 44.8 33.8
Earnings Before Interest and
Income Taxes
28.5 $291.2 $98.8 $115.7 $145.4
Depreciation & Amortization 47.0 47.4 47.7 76.9 79.3
EBITDA
1
$75.4 $338.6 $146.5 $192.7 $224.7
Alternative Fuel Mixture Tax
Credit
- (170.6) - - -
Debt Retirement Costs - 6.2 - - -
Cellu Tissue Acquisition
Related Expenses
- - 20.3 - -
Lewiston, Idaho Sawmill Sale
Related Adjustments
- - - 2.9 -
Loss on sale of foam assets - - - - 1.0
Expenses Associated with
Metso Litigation
- - - - 2.0
Adjusted EBITDA¹ $75.4 $174.3 $166.8 $195.5 $227.7

Reconciliation of GAAP to Non-GAAP:
Clearwater Paper Pro Forma Adjusted EBITDA
($ in millions)
1 See page 35 of this Appendix for definitions of EBITDA and Adjusted EBITDA.
Shelby
Cellu
Tissue
Synergies
Cost
Optimization
Pro Forma
Adjusted
EBITDA
Operating Income $37.0 $35.0 $16.0 $210.0
Depreciation & Amortization 13.0 - 3.0 90.0
EBITDA
1
$50.0 $35.0 $19.0 $300.0
- - - -
Adjusted EBITDA¹ $50.0 $35.0 $19.0 $300.0

Definitions of Non-GAAP Measures
Clearwater Paper Definitions of Non-GAAP Measures
EBITDA is a non-GAAP measure that Clearwater Paper management uses to evaluate the cash generating capacity of Clearwater Paper. The most directly comparable GAAP measure is net earnings. EBITDA, as defined by Clearwater Paper management, is net earnings adjusted for net interest expense, income taxes, and depreciation and amortization. It should not be considered as an alternative to net earnings computed under
GAAP.
Adjusted EBITDA is a non-GAAP measure that Clearwater Paper management defines as EBITDA adjusted for items that we do not believe are indicative of our core operating performance, including acquisition and disposition related expenses, alternative fuel mixture tax credits and expenses associated with the Metso litigation. The most directly comparable GAAP measure is net earnings. It should not be considered as an alternative to net earnings computed under GAAP.

North American Tissue Projected Capacity Change

Source:  RISI and Other Industry
Company Mill/Location Conv/TAD
Capacity
Change Date Channel/Business/Products
Announced New Capacity
K.T.G. (USA)/Kruger Memphis, Tennessee TAD      70,000 2013:Q1 Retail/Brand/P.L.
Florelle Tissue Brownville, New York Conv 15,000     2013:Q3* New PM from Elite Tissue Machine, China
First Quality Tissue Anderson, South Carolina ATMOS      75,000 2014:Q1* Retail/P.L./BRT
Procter & Gamble Box Elder, Utah (?) TAD      80,000 2014:Q3* Retail/Brand/Bounty
Announced Shutdowns
No announced shutdowns
Announced Rebuilds
Tak Investments Franklin, Virginia Conv 70,000     2013:Q1
Rebuild of a fine paper PM to tissue by
PMT Italia and other suppliers
Net Capacity Change    310,000
South Georgia Tissue
Snelling, Barnwell County, South
Carolina
     32,000 2014:Q2*
New mill for parent rolls only; investment
incentives approved but not yet fully
committed
Potential Projects